                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 21, 1999

                                 Honeywell Inc.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                     1-971                      41-0415010
 ----------------           ----------------            --------------------
 (State or other            (Commission                 (IRS Employer
  jurisdiction of            File Number)                Identification No.)
  incorporation)

                                 Honeywell Plaza
                          Minneapolis, Minnesota 55408
                     ---------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (612) 951-1000

                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS.

         On July 21, 1999, the Registrant issued a News Release reporting the following results of its operations for the three-month and six-month periods ended July 4, 1999:

                         HONEYWELL INC. AND SUBSIDIARIES
                          INCOME STATEMENT (UNAUDITED)
                 (DOLLARS IN MILLIONS EXCEPT PER SHARE AMOUNTS)

                                                                   SECOND QUARTER
                                                        -------------------------------------
                                                            JULY 4,              July 5,
                                                             1999                  1998
                                                        ------------           ------------
SALES                                                   $    2,139.6           $    2,035.2

COSTS AND EXPENSES
     Cost of sales                                           1,467.2                1,383.0
     Research and development                                  112.9                  118.4
     Selling, general and administrative                       327.3                  325.8(1)
     Interest - net                                             27.3                   26.0
     Equity income                                              (4.6)                  (5.8)
                                                        ------------           ------------
TOTAL COSTS AND EXPENSES                                     1,930.1                1,847.4
                                                        ------------           ------------
INCOME BEFORE INCOME TAXES                                     209.5                  187.8

PROVISION FOR INCOME TAXES                                      69.2                   62.0
                                                        ------------           ------------
NET INCOME                                              $      140.3           $      125.8


BASIC EARNINGS PER COMMON SHARE                         $       1.11           $       1.00
AVERAGE COMMON SHARES OUTSTANDING                        126,715,587            126,112,084

DILUTED EARNINGS PER COMMON SHARE                       $       1.09           $       0.98
AVERAGE COMMON AND DILUTIVE SHARES OUTSTANDING           128,986,872            128,093,164


(1) 1998 includes a one-time gain of $5.6, or $0.03 per diluted share, related to the sale of assets.

                         HONEYWELL INC. AND SUBSIDIARIES
                          INCOME STATEMENT (UNAUDITED)
                 (DOLLARS IN MILLIONS EXCEPT PER SHARE AMOUNTS)

                                                                 SIX MONTHS ENDED
                                                        -----------------------------------
                                                           JULY 4,                July 5,
                                                            1999                   1998
                                                        ------------           ------------
SALES                                                   $    4,125.7           $    3,958.5

COSTS AND EXPENSES
     Cost of sales                                           2,833.2                2,709.8
     Research and development                                  229.8                  231.8
     Selling, general and administrative                       645.4                  640.6(1)
     Interest - net                                             53.3                   50.2
     Equity income                                              (3.0)                  (5.5)
                                                        ------------           ------------
TOTAL COSTS AND EXPENSES                                     3,758.7                3,626.9
                                                        ------------           ------------
INCOME BEFORE INCOME TAXES                                     367.0                  331.6

PROVISION FOR INCOME TAXES                                     121.2                  109.5
                                                        ------------           ------------
NET INCOME                                              $      245.8           $      222.1


BASIC EARNINGS PER COMMON SHARE                         $       1.94           $       1.76
AVERAGE COMMON SHARES OUTSTANDING                        126,480,406            126,152,209

DILUTED EARNINGS PER COMMON SHARE                       $       1.92           $       1.73
AVERAGE COMMON AND DILUTIVE SHARES OUTSTANDING           128,342,264            128,065,830


(1) 1998 includes a one-time gain of $5.6, or $0.03 per diluted share, related to the sale of assets.

                         HONEYWELL INC. AND SUBSIDIARIES
                      SALES AND OPERATING PROFIT BY SEGMENT
                 (DOLLARS IN MILLIONS EXCEPT PER SHARE AMOUNTS)

                                                SECOND QUARTER
                                         -----------------------------
                                           JULY 4,             July 5,
                                            1999                1998
                                         ----------         ----------
SALES
     Home and Building Control           $    855.3         $    788.0
     Industrial Control                       645.5              637.1
     Space and Aviation Control               619.4              590.2
     Other                                     19.4               19.9
                                         ----------         ----------
TOTAL SALES                                 2,139.6            2,035.2

----------------------------------------------------------------------

OPERATING PROFIT
     Home and Building Control                 88.3               69.1
     Industrial Control                        72.5               84.5(1)
     Space and Aviation Control                88.9               78.7
     Other                                      2.3                1.7
                                         ----------         ----------
TOTAL OPERATING PROFIT                        252.0              234.0(1)

     Interest expense                         (29.0)             (29.8)
     Equity income                              4.7                5.8
     General corporate expense                (18.2)             (22.2)
                                         ----------         ----------
INCOME BEFORE INCOME TAXES               $    209.5         $    187.8(1)


(1) 1998 includes a one-time gain of $5.6, or $0.03 per diluted share, related to the sale of assets.

                         HONEYWELL INC. AND SUBSIDIARIES
                      SALES AND OPERATING PROFIT BY SEGMENT
                 (DOLLARS IN MILLIONS EXCEPT PER SHARE AMOUNTS)

                                               SIX MONTHS ENDED
                                         -----------------------------
                                           JULY 4,            July 5,
                                            1999               1998
                                         ----------         ----------
SALES
     Home and Building Control           $  1,661.0         $  1,566.7
     Industrial Control                     1,229.4            1,217.7
     Space and Aviation Control             1,200.4            1,137.6
     Other                                     34.9               36.5
                                         ----------         ----------
TOTAL SALES                                 4,125.7            3,958.5

----------------------------------------------------------------------

OPERATING PROFIT
     Home and Building Control                148.5              125.9
     Industrial Control                       132.8              144.9(1)
     Space and Aviation Control               172.2              149.0
     Other                                      4.8                5.0
                                         ----------         ----------
TOTAL OPERATING PROFIT                        458.3              424.8(1)

     Interest expense                         (57.9)             (56.2)
     Equity income                              3.0                5.5
     General corporate expense                (36.4)             (42.5)
                                         ----------         ----------
INCOME BEFORE INCOME TAXES               $    367.0         $    331.6(1)


(1) 1998 includes a one-time gain of $5.6, or $0.03 per diluted share, related to the sale of assets.

                         HONEYWELL INC. AND SUBSIDIARIES
                   STATEMENT OF FINANCIAL POSITION (UNAUDITED)
                              (DOLLARS IN MILLIONS)

                                                                             JULY 4,         December 31,
                                                                              1999               1998
                                                                           ----------        ------------
ASSETS
CURRENT ASSETS
     Cash and cash equivalents                                             $    147.9         $    306.0
     Short-term investments                                                       7.6                7.2
     Receivables (less allowance for doubtful accounts:
         1999, $40.3; 1998, $41.1)                                            1,809.8            1,906.7
     Inventories (less progress billing on uncomplete contracts:
         1999, $31.5; 1998, $43.5)                                            1,162.2            1,116.0
     Deferred income taxes                                                      283.1              285.9
                                                                           ----------        ------------
TOTAL CURRENT ASSETS                                                          3,410.6            3,621.8

INVESTMENTS AND ADVANCES                                                        279.3              269.9
PROPERTY, PLANT AND EQUIPMENT
     Property, plant and equipment                                            3,383.9            3,355.8
     Less accumulated depreciation                                            2,084.5            2,097.4
                                                                           ----------        ------------
                                                                              1,299.4            1,258.4
OTHER ASSETS
     Long-term receivables (less allowance for doubtful accounts:
         1999, $0.5; 1998, $1.8)                                                 27.0               34.0
     Goodwill                                                                   981.1              952.2
     Intangible assets                                                          329.0              343.0
     Deferred income taxes                                                       19.2               18.9
     Other                                                                      725.8              672.2
                                                                           ----------        ------------
TOTAL ASSETS                                                               $  7,071.4         $  7,170.4
                                                                           ----------        ------------
                                                                           ----------        ------------
LIABILITIES AND SHAREOWNERS' EQUITY
CURRENT LIABILITIES
     Short-term debt                                                       $    209.0         $    178.9
     Accounts payable                                                           622.0              676.6
     Customer advances                                                          361.3              340.2
     Accrued income taxes                                                       236.6              334.4
     Deferred income taxes                                                       13.9               18.0
     Other accrued liabilities                                                  799.6              904.6
                                                                           ----------        ------------
TOTAL CURRENT LIABILITIES                                                     2,242.4            2,452.7

LONG-TERM DEBT                                                                1,223.8            1,299.3
DEFERRED INCOME TAXES                                                            51.4               66.2
OTHER LIABILITIES                                                               597.2              566.7
                                                                           ----------        ------------


TOTAL LIABILITIES                                                             4,114.8            4,384.9
                                                                           ----------        ------------
SHAREOWNERS' EQUITY
     Common stock - $1.50 par value
     Authorized - 1999 375,000,000 shares
                     - 1998 250,000,000 shares                                  281.1
     Issued - 1999 - 187,407,152 shares                                                            281.3
               - 1998 - 187,536,597 shares
     Additional paid-in-capital                                                 775.8              697.6
     Retained earnings                                                        4,008.0            3,835.9
     Treasury stock - 1999 - 59,933,883 shares                               (2,023.6)
                          - 1998 - 61,206,715 shares                                            (2,005.5)
     Other comprehensive income                                                 (84.7)             (23.8)
                                                                           ----------        ------------
TOTAL SHAREOWNERS' EQUITY                                                     2,956.6            2,785.5
                                                                           ----------        ------------
TOTAL LIABILITIES AND SHAREOWNERS' EQUITY                                  $  7,071.4         $  7,170.4
                                                                           ----------        ------------
                                                                           ----------        ------------

                         HONEYWELL INC. AND SUBSIDIARIES
                       STATEMENT OF CASH FLOWS (UNAUDITED)
                              (DOLLARS IN MILLIONS)

                                                                            SIX MONTHS ENDED
                                                                         -------------------------
                                                                           JULY 4,         July 5,
                                                                            1999            1998
                                                                         --------         --------
CASH FLOWS FROM OPERATING ACTIVITIES
     Net income                                                          $  245.8         $  222.1
     Adjustments to reconcile net income to net cash flows from operating activities:
         Depreciation                                                       126.0            122.8
         Amortization of intangibles                                         43.5             37.7
         Deferred income taxes                                               (4.0)            (0.1)
         Equity income, net of dividends received                            (2.0)            (4.7)
         Gain on sale of assets                                              (1.7)            (6.5)
         Contributions to employee stock plans                               32.9             32.6
         Decrease in receivables                                             95.2            114.8
         Increase in inventories                                            (45.8)          (134.6)
         Decrease in accounts payable                                       (46.8)           (72.6)
         Increase in customer advances                                       25.2             51.2
         Decrease in accrued income taxes and interest                      (98.7)           (50.7)
         Decrease in accrued liabilities                                   (106.6)           (91.9)
         Other noncurrent items - net                                        (8.4)           (70.4)
                                                                         --------         --------
NET CASH FLOWS FROM OPERATING ACTIVITIES                                    254.6            149.7
                                                                         --------         --------
CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from sale of assets                                            11.6             56.3
     Proceeds from sale of discontinued business                              -               29.0
     Capital expenditures                                                  (182.4)          (162.9)
     Investment in acquisitions, net of cash acquired                      (107.8)          (131.8)
     Decrease (increase) in short-term investments                            4.6             (0.8)
     Other - net                                                            (12.5)            (5.3)
                                                                         --------         --------
NET CASH FLOWS FROM INVESTING ACTIVITIES                                   (286.5)          (215.5)
                                                                         --------         --------
CASH FLOWS FROM FINANCING ACTIVITIES
     Decrease in short-term debt                                            (38.2)           (36.3)
     Proceeds from issuance of long-term debt                                 4.4            252.0
     Repayment of long-term debt                                            (43.6)           (67.2)
     Purchase of treasury stock                                             (51.8)          (118.6)
     Proceeds from exercise of stock options                                 80.0             38.0


     Dividends paid                                                         (73.8)           (70.9)
                                                                         --------         --------
NET CASH FLOWS FROM FINANCING ACTIVITIES                                   (123.0)            (3.0)
                                                                         --------         --------
EFFECT OF EXCHANGE RATE CHANGES ON CASH                                      (3.2)            (2.4)
                                                                         --------         --------
DECREASE IN CASH AND CASH EQUIVALENTS                                      (158.1)           (71.2)
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                              306.0            134.3
                                                                         --------         --------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                               $  147.9         $   63.1
                                                                         --------         --------
                                                                         --------         --------

                         HONEYWELL INC. AND SUBSIDIARIES
                         UNAUDITED FINANCIAL COMPARISONS
                               BY LINE OF BUSINESS

------------------------------------------------------------------------------------------------------------
                                         Q2 1999 VS. Q2 1998                    YTD 1999 VS. YTD 1998
------------------------------------------------------------------------------------------------------------
                                   ORDERS       SALES      EARNINGS         ORDERS       SALES     EARNINGS
------------------------------------------------------------------------------------------------------------
HOME AND BUILDING CONTROL            14%          9%          28%            11%          6%          18%
------------------------------------------------------------------------------------------------------------
         Products                  15-20%       10-15%     over 20%         10-15%       5-10%      15-20%
         Solutions & Services      10-15%       5-10%      over 20%         10-15%       0-5%       15-20%
------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONTROL                   6%           1%         (8%)*            5%          1%         (5%)*
------------------------------------------------------------------------------------------------------------
         IAC                        5-10%       (0-5%)     (15-20%)*         0-5%       (0-5%)     (10-15%)*
         Sensing & Control          5-10%       10-15%     over 20%         5-10%        5-10%      15-20%
------------------------------------------------------------------------------------------------------------
SPACE AND AVIATION CONTROL          (9%)          5%          13%           (10%)         6%          16%
------------------------------------------------------------------------------------------------------------
         Commercial Avionics        5-10%       10-15%     over 20%         (0-5%)      10-15%     over 20%
         Military Avionics       (over 20%)     (0-5%)     over 20%        (10-15%)      0-5%      over 20%
         Space Systems           (over 20%)    (10-15%)     (0-5%)        (over 20%)   (10-15%)      Flat
------------------------------------------------------------------------------------------------------------
TOTAL HONEYWELL                      5%           5%         11%*             3%          4%          9%*
------------------------------------------------------------------------------------------------------------


* - Excludes a one-time gain of $5.6 million, or $0.03 per diluted share, related to the sale of assets in Q2 `98

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits:

         99(i) Honeywell Inc. News Release dated July 21, 1999.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HONEYWELL INC.

                                             By: /s/ Edward D. Grayson
                                                 -----------------------
                                                 Edward D. Grayson
                                                 Vice President and
                                                 General Counsel

Date: July 22, 1999

                                INDEX TO EXHIBITS


Exhibit No.
-----------
  99(i)           Honeywell Inc. News Release dated July 21, 1999.
